UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2013

RJS DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)

FL	005-86389	20-0075049
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 1701, The One Square, No. 18, Dongyu St. Chengdu 610051, Sichuan, People’s Republic of China	610051
(address of principal executive offices)	(zip code)

+86 (28) 8661-0965
(registrant’s telephone number, including area code)

Room 1725, Building BTop City, No.1 Xiaokejiaxiang Chunxi Road Jinjiang District, Chengdu, Sichuan 610061, People’s Republic of China
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Change in Registrant’s Certifying Accountant

(a)  Effective January 10, 2013, Peter Messineo, CPA, of Palm Harbor, Florida ("PM"), the independent registered public accounting firm of RJS Development, Inc. (the "Company"), merged with Drake and Klein CPAs PA and began practicing as Drake Klein Messineo, CPAs PA of Clearwater, Florida ("DKM").  As a result of the merger, PM effectively resigned as the Company's independent registered public accounting firm as of January 10, 2013.  The Board of Directors of the Company was advised of the merger and approved the engagement of DKM, as the Company's independent registered public accounting firm, effective January 10, 2013.

PM's reports on the financial statements for the years ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

Our Board of Directors participated in and approved the decision to change independent accountants.  During the two most recent fiscal years and through the date of this Current Report, there have not been any disagreements with PM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PM, would have caused PM to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

During the two most recent fiscal years and through the date of this Current Report, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

We have authorized PM to respond fully to the inquiries of the successor accountant.

The Company provided a copy of the foregoing disclosures to DKM, as the successor to PM, prior to the filing of this Current Report and requested that DKM furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Current Report.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)  Effective January 10, 2013, the Company engaged DKM as its new registered independent public accountant.  During the two most recent fiscal years, and any subsequent interim period prior to engaging DKM, neither the Company nor anyone on its behalf consulted DKM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in either case where a written report or oral advice provided by DKM was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. Financial Statements and Exhibits.

a.	None
b.	Exhibits

NUMBER	EXHIBIT
16.1	Letter from Drake Klein Messineo, CPAs PA, dated January 10, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RJS DEVELOPMENT, INC.

Dated: February 5, 2013	/s/ Guofeng Feng
Guofeng Feng
Chief Executive Officer